UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2012

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Professional Circle Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Employers Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment Filing”) to revise certain information in a press release (the “Original Earnings Release”) furnished by the Company with its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2012 (the “Original Filing”).

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2012, the Company issued the Original Earnings Release and furnished the Original Filing to announce results for the fourth quarter and fiscal year ended December 31, 2011.

Subsequent to the Original Filing, the Company determined that it needed to adjust an accrual associated with incentive bonus programs. On February 29, 2012, the Company issued a new press release (the “Revised Earnings Release”) with revised results for the fourth quarter and fiscal year ended December 31, 2011 reflecting the adjustment of the accrual. The Revised Earnings Release includes additional detail on the differences between the information reported in the Original Earnings Release and in the Revised Earnings Release. The Revised Earnings Release also updates and restates all information contained in the Original Earnings Release to reflect the adjustment of the accrual. As a result, the Revised Earnings Release is intended to replace the Original Earnings Release in its entirety. The Revised Earnings Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and is being furnished, not filed, under Item 2.02 to this Amendment Filing.

Neither this Amendment Filing nor the Revised Earnings Release reflect events occurring after the Original Filing, or modify or update the disclosure presented in the Original Filing, except to reflect revisions associated with the adjustment of the accrual and the explanation thereof.

Section 8 – Other Information

Item 8.01.	Other Events.

On February 27, 2012, the Company announced that its Board of Directors declared a first quarter 2012 cash dividend of six cents per share on the Company’s common stock. The dividend is payable on March 26, 2012 to stockholders of record as of March 12, 2012.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

99.1	Employers Holdings, Inc. press release, dated February 29, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated: February 29, 2012

Exhibit Index

Exhibit No.	Exhibit

99.1	Employers Holdings, Inc. press release, dated February 29, 2012.